                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 15, 1997
                                                 -------------------------------

                             THE TRANZONIC COMPANIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                           1-5774                       34-0664235
----------------      -------------------------         ------------------------
(State or other       (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification
incorporation)                                                Number)




30195 Chagrin Boulevard, Pepper Pike, Ohio                     44124
-------------------------------------------           -------------------------
(Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:  (216)831-5757
                                                   -----------------------------




                                  N/A
--------------------------------------------------------------------------------
(Former name or former address if changed from last report)

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS
-------     ------------------------------------

            (a) On October 15, 1997, the Registrant's wholly-owned subsidiary, Baxter Tube Company (the "Subsidiary"), sold substantially all of its assets (the "Assets") to Caraustar Industries, Inc., a North Carolina corporation ("Buyer") pursuant to an Asset Purchase Agreement (the "Agreement") by and among Buyer, the Registrant and the Subsidiary. The Assets included the accounts receivable, proprietary rights, contract and leasehold rights, machinery, equipment, inventory, supplies, goodwill, the stock of the Subsidiary's wholly-owned United Kingdom subsidiary, Unity Tubes Limited, and other tangible and intangible assets of the Subsidiary which were used by the Subsidiary in connection with the business of manufacturing spiral-wound paper tubes and cores, including general purpose tubes, fiberglass forming tubes and lay-flat sleeves, for use by a variety of industries (the "Business").

            The purchase price for the Assets (the "Purchase Price") specified in the Agreement, which was determined as a result of arm's length negotiations between the parties, was $14,000,000 in cash subject to certain adjustments based upon the amount by which the liabilities assumed by Buyer were greater or less than, as the case may be, $833,000. The Purchase Price paid at closing on October 15, 1997 was $13,528,376, but this amount is subject to adjustment based upon a post-closing audit.

            Pursuant to the Agreement, the Registrant and the Subsidiary made various representations and warranties regarding the Subsidiary and the Business and have agreed, subject to certain limitations, to indemnify Buyer for any breaches thereof. The Registrant and the Subsidiary also agreed not to compete with the Business for a period of five years.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
-------     -----------------------------------------
            INFORMATION AND EXHIBITS
            ------------------------

(a)         Financial Statements of Business Acquired.
            ------------------------------------------

            Not applicable

(b)         Pro Forma Financial Information Unaudited
            -----------------------------------------

            The following financial statements are filed herewith as a part of this Report:

            1. The Tranzonic Companies Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31, 1997.

            2. The Tranzonic Companies Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended February 28, 1997 and for the Six-Month Period Ended August 31, 1997.

(c)         Exhibits.
            --------

            10.1. Asset Purchase Agreement by and among Baxter Tube Company, The Tranzonic Companies and Caraustar Industries, Inc. dated September 19, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 23, 1997                            THE TRANZONIC COMPANIES


                                                   By: /s/Robert S. Reitman
                                                       ---------------------
                                                      Name:   Robert S. Reitman
                                                      Title:  President

                             THE TRANZONIC COMPANIES
                         PRO FORMA FINANCIAL INFORMATION
                                    UNAUDITED





On September 19, 1997, The Tranzonic Companies entered into a definitive agreement to sell substantially all of the assets and business of it's wholly-owned subsidiary Baxter Tube Company to Caraustar Industries, Inc.

The following unaudited financial statements set forth the pro forma condensed consolidated balance sheet of The Tranzonic Companies as if the divestiture had been consummated on August 31, 1997 and the pro forma condensed statement of earnings for the year ended February 28,1997 and for the six-month period ended August 31, 1997 as if the divestiture had been consummated at March 1, 1996 and March 1, 1997 respectively.

The following pro forma data are not necessarily indicative of the results of operations which would have been reported had the divestiture taken place during those periods or which may be reported in the future. The statements should be read in conjunction with the respective historical statements and notes thereto of The Tranzonic Companies.

                                                     THE TRANZONIC COMPANIES
                                                  UNAUDITED PRO FORMA CONDENSED
                                                    CONSOLIDATED BALANCE SHEET
                                                      AS OF AUGUST 31, 1997




                                                                    THE        DIVESTITURE                            PRO FORMA
                                                                 TRANZONIC         OF            PRO FORMA            TRANZONIC
                                                                 COMPANIES     BAXTER TUBE      ADJUSTMENTS           COMPANIES
                                                          -------------------------------------------------       -------------
         ASSETS
         ------
CURRENT ASSETS
       CASH                                                     $7,980,238               0      10,648,086 (1)      18,628,324
       RECEIVABLES                                              16,595,225      (1,792,397)              0          14,802,828
       INVENTORY                                                20,657,821      (1,601,157)              0          19,056,664
       OTHER CURRENT ASSETS                                      1,659,658         (79,624)              0           1,580,034
                                                          -------------------------------------------------       -------------
          TOTAL CURRENT ASSETS                                  46,892,942      (3,473,178)     10,648,086          54,067,850

PROPERTY PLANT AND EQUIPMENT                                    18,901,031      (2,741,479)              0          16,159,552
OTHER NON-CURRENT ASSETS                                        11,543,745      (2,256,055)              0           9,287,690
                                                          -------------------------------------------------       -------------
          TOTAL ASSETS                                         $77,337,718      (8,470,712)     10,648,086          79,515,092
                                                          =================================================       =============

      LIABILITIES AND SHAREHOLDERS' EQUITY
      ------------------------------------
CURRENT LIABILITIES
       ACCOUNTS PAYABLE                                         $8,511,182      (1,446,443)              0           7,064,739
       OTHER CURRENT LIABILITIES                                 4,624,496        (169,338)              0           4,455,158
                                                          -------------------------------------------------       -------------
          TOTAL CURRENT LIABILITIES                             13,135,678      (1,615,781)              0          11,519,897

OTHER NON-CURRENT LIABILITIES                                    4,140,025         (30,665)        (28,032)(2)       4,081,328

SHAREHOLDERS' EQUITY
       COMMON SHARES                                               998,885               0               0             998,885
       ADDITIONAL PAID IN CAPITAL                                5,902,555               0               0           5,902,555
       RETAINED EARNINGS                                        57,600,132               0       3,851,852 (3)      61,451,984
                                                          -------------------------------------------------       -------------
                                                                64,501,572               0       3,851,852          68,353,424

       LESS TREASURY SHARES                                      4,439,557               0               0           4,439,557
                                                          -------------------------------------------------       -------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $77,337,718      (1,646,446)      3,823,820          79,515,092
                                                          =================================================       =============

(1) Represents the net after-tax cash proceeds on the sale
(2) Represents the deferred tax effects of the sale
(3) Represents the net after-tax gain on the sale

                                                     THE TRANZONIC COMPANIES
                                                  UNAUDITED PRO FORMA CONDENSED
                                                CONSOLIDATED STATEMENT OF EARNINGS
                                              FOR THE YEAR ENDED FEBRUARY 28, 1997



                                                                         THE             DIVESTITURE         PRO FORMA
                                                                      TRANZONIC              OF              TRANZONIC
                                                                      COMPANIES          BAXTER TUBE         COMPANIES
                                                               ----------------------------------------------------------

SALES                                                                $139,664,413        (12,322,053)        127,342,360
COSTS AND EXPENSES
       COST OF GOODS SOLD                                              91,240,529        (10,108,398)         81,132,131
       SELLING, GENERAL & ADMINISTRATIVE EXPENSES                      37,819,825           (943,889)         36,875,936
                                                               ----------------------------------------------------------
                                                                      129,060,354        (11,052,287)        118,008,067
                                                               ----------------------------------------------------------

          OPERATING EARNINGS                                           10,604,059         (1,269,766)          9,334,293

INTEREST INCOME                                                           383,033                  0             383,033
INTEREST EXPENSE                                                          (38,392)                76             (38,316)
                                                               ----------------------------------------------------------
                                                                          344,641                 76             344,717
                                                               ----------------------------------------------------------

          EARNINGS BEFORE TAXES                                        10,948,700         (1,269,690)          9,679,010

INCOME TAXES                                                            3,914,000           (463,000)          3,451,000
                                                               ----------------------------------------------------------

                      NET EARNINGS                                     $7,034,700           (806,690)          6,228,010
                                                               ==========================================================


              NET EARNINGS PER COMMON AND
              COMMON EQUIVALENT SHARE                                       $2.00                                   1.77
                                                               ===================                         ==============

                                                     THE TRANZONIC COMPANIES
                                                  UNAUDITED PRO FORMA CONDENSED
                                                CONSOLIDATED STATEMENT OF EARNINGS
                                          FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1997



                                                                 THE              DIVESTITURE        PRO FORMA
                                                              TRANZONIC               OF             TRANZONIC
                                                              COMPANIES           BAXTER TUBE        COMPANIES
                                                       -----------------------------------------------------------------

SALES                                                        $76,324,575         (8,215,383)         68,109,192
COSTS AND EXPENSES
   COST OF GOODS SOLD                                         50,386,388         (6,689,930)         43,696,458
   SELLING, GENERAL & ADMINISTRATIVE EXPENSES                 19,792,336           (768,823)         19,023,513
                                                       ---------------------------------------------------------
                                                              70,178,724         (7,458,753)         62,719,971
                                                       ---------------------------------------------------------

     OPERATING EARNINGS                                        6,145,851           (756,630)          5,389,221

INTEREST INCOME                                                  215,716            (50,382)            165,334
INTEREST EXPENSE                                                (173,217)             1,828            (171,389)
                                                       ---------------------------------------------------------
                                                                  42,499            (48,554)             (6,055)
                                                       ---------------------------------------------------------

     EARNINGS BEFORE TAXES                                     6,188,350           (805,184)          5,383,166

INCOME TAXES                                                     678,000           (291,000)            387,000
                                                       ---------------------------------------------------------

          NET EARNINGS                                        $5,510,350           (514,184)          4,996,166
                                                       =========================================================

              NET EARNINGS PER COMMON AND
              COMMON EQUIVALENT SHARE                              $1.55                                   1.41
                                                       ==================                         ==============
